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                                                                    EXHIBIT 99.1

                           MORGAN STANLEY DEAN WITTER
                               CREDIT CORPORATION

                              Michael J. Gillespie
                              Accounting Director

                              Officer's Certificate

Pursuant to the Servicing Agreement between Morgan Stanley Dean Witter Credit Corporation, formerly known as NOVUS Financial Corporation, as seller and servicer (referred to herein in such capacity as the "Servicer"), and Sequoia Mortgage Trust 6, 7, 8, 9, 11, 12; 2003-1,2, 3,4, 5, 6, 7, 8; 2004-1, 2, 3,4, 5,
6, 7, 8, 9, 10, 11, 12, the undersigned, hereby states that:

      (1) A review of the activities of the Servicer and of its performance under the Servicing Agreement during the calendar year ended December 31, 2004 has been made under my supervision; and

      (2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreement throughout such period.

                                             MORGAN STANLEY DEAN WITTER
                                             CREDIT CORPORATION

                                                 By /s/ Douglas J. Bush
                                                    ----------------------------
                                                       Douglas J. Bush

                                                 Title Director
                                                       -------------------------

                                                 Dated as of December 31, 2004

                                                 By /s/ David Bianucci
                                                    ----------------------------
                                                      David Bianucci

                                                 Title Vice President
                                                       -------------------------

                                                 Dated as of December 31, 2004

   2500 Lake Cook Road. I East, Riverwoods, Illinois 60015 Tel (224) 405-1903

CertSequalaMortTrust6-12;2003;2004